UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2024

UNITED STATES ANTIMONY CORPORATION
(Exact name of registrant as specified in its charter)

Montana	001-08675	81-0305822
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 643, Thompson Falls, MT 59873

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (406) 827-3523

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	UAMY	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03 Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information regarding the Amended and Restated Articles (as defined below) contained in Item 5.03 of this Current Report on Form 8-K is incorporated by reference herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws.

At the 2024 Annual Meeting of Shareholders of United States Antimony Corporation (the “Company”) on July 30, 2024, the shareholders of the Company approved an amendment and restatement of the Company’s Second Restated Articles of Incorporation (“Amended and Restated Articles”) to provide as set forth below. The Amended and Restated Articles became effective on August 5, 2024 upon filing with the Secretary of State of the State of Montana.

The Amended and Restated Articles include:

•	Revisions throughout related to the Company’s preferred stock and the regulation of the internal affairs of the Company, in each case with the purpose of aligning such provisions with the statutory requirements and language of the Montana Business Corporation Act;
•	revisions to Article VII to increase the maximum size of the Company’s board of directors (the “Board”);
•	revisions to Article VII to permit only the Board to change the size of the Board; and
•	revisions to Article VIII to provide for indemnification of the Company’s directors and officers consistent with the First Restated Bylaws of the Company.

The foregoing description of the Amended and Restated Articles does not purport to be complete and is qualified entirely by reference to the full text of the Amended and Restated Articles, which are attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders

The results of the votes on the eight matters considered at the 2024 Annual Shareholders Meeting of United States Antimony Corporation (the “Company” and “USAC”) on July 30, 2024, are as follows. Each of the proposals received the requisite vote for approval.

1.	To elect each of the five directors named in the Proxy Statement for a term of one year.

			FOR	WITHHOLD
	Gary C. Evans		25,616,219	5,293,494
	Blaise Aguirre		14,559,396	16,350,317
	Lloyd Joseph Bardswich		24,932,131	5,977,582
	Joseph Carrabba		25,336,991	5,572,722
	Michael McManus		25,104,423	5,805,290

2.

To approve the amendment and restatement of our Second Amended and Restated Articles of Incorporation (the “Restated Articles”) to align with the Montana Business Corporation Act as currently constituted.

		FOR	AGAINST	ABSTAIN
		25,508,990	5,356,687	44,036

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3.	To approve the Restated Articles to increase the maximum size of the Company’s board of directors (the “Board”).

	FOR	AGAINST	ABSTAIN
	53,319,940	6,819,626	122,699

4.	To approve the Restated Articles to permit only the Board to change the size of the Board.

	FOR	AGAINST	ABSTAIN
	20,668,503	10,126,465	114,745

5.	To approve the Restated Articles to provide for indemnification of our directors and officers consistent with our bylaws.

	FOR	AGAINST	ABSTAIN
	25,221,730	5,415,788	272,195

6.

To approve an amendment to the Restated Articles to effect, at the discretion of the Board, if and when deemed necessary and at such time as determined by the Board, a reverse stock split of the Company’s common stock, par value $0.01 per share, at a ratio in the range of 1-for-5 to 1-for-30, with such ratio to be determined at the discretion of the Board.

	FOR	AGAINST	ABSTAIN
	52,800,782	7,419,134	42,349

7.

To approve an amendment to the Restated Articles to, at the discretion of the Board, if and when determined necessary and at such time as determined by the Board, increase the number of shares authorized for issuance by the Company.

	FOR	AGAINST	ABSTAIN
	49,294,873	10,849,355	118,037

8.	To ratify the appointment of Assure CPA, LLC as USAC’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

	FOR	AGAINST	ABSTAIN
	55,333,724	4,803,895	124,646

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Third Restated Articles of Incorporation

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED STATES ANTIMONY CORPORATION

Dated: August 5, 2024	By:	/s/ Richard R. Isaak
Richard R. Isaak
SVP, Chief Financial Officer

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